UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2013 (April 3, 2013 )
MOHAWK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-13697	52-1604305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 South Industrial Blvd., Calhoun, Georgia	30701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (706) 629-7721

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 3, 2013, an indirect subsidiary of Mohawk Industries, Inc. completed the acquisition (the “Marazzi acquisition”) of all of the outstanding shares of Fintiles S.p.A., an Italian corporation and the parent company of the Marazzi Group, from LuxELIT S.á r.l., a Luxembourg limited liability company, and Finceramica S.p.A., an Italian corporation. The Company previously reported the closing of the Marazzi acquisition on a Current Report on Form 8-K filed on April 8, 2013. This Form 8-K/A Amendment No. 1 amends that Current Report on Form 8-K to include the consolidated financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K.

Audited consolidated financial statements of Fintiles S.p.A. as of and for the years ended December 31, 2012 and 2011 are attached hereto as Exhibit 99.1. Unaudited pro forma condensed combined financial statements, derived from the historical consolidated financial statements of Mohawk Industries, Inc. and Fintiles S.p.A. and adjusted to reflect the material effects directly attributable to our acquisition of Fintiles S.p.A. and related financings, are attached hereto as Exhibit 99.2. Each of these exhibits is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

The following financial statements of Fintiles S.p.A. and subsidiaries are included as Exhibit 99.1 to this report.

(i) Audited consolidated balance sheets, and the related consolidated statements of income, comprehensive income, cash flows and shareholders' equity as of and for the years ended December 31, 2012 and 2011.

(b) Pro Forma Financial Information:

The following pro forma financial information is included as Exhibit 99.2 to this report.

(i) Unaudited pro forma condensed combined consolidated financial information as of and for the year ended December 31, 2012.

(c) Exhibits:

(c) Exhibits.

23.1	Consent of Deloitte & Touche, S.p.A., independent auditors.
99.1.
Audited consolidated balance sheets of Fintiles S.p.A. and subsidiaries as of December 31, 2012 and 2011 and the related consolidated statements of income, comprehensive income, cash flows and shareholders' equity for the years ended December 31, 2012 and 2011.

99.2	Unaudited pro forma condensed combined consolidated financial information as of and for the year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.
Date:	June 18, 2013	By:	/s/ James F. Brunk
James F. Brunk
V.P. & Corporate Controller

INDEX TO EXHIBITS

Exhibit

23.1	Consent of Deloitte & Touche, S.p.A., independent auditors.
99.1
Audited consolidated balance sheet of Fintiles S.p.A. and subsidiaries as of December 31, 2012 and 2011 and the related consolidated statements of income, comprehensive income, cash flows and shareholders' equity for the years then ended.

99.2	Unaudited pro forma condensed combined consolidated financial information.